UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2006

WESTERN GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-5603

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 13, 2006, Western Gas Resources, Inc. issued a press release announcing its 2006 and 2007 equity hedging positions.  The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)                                  Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC.
(Registrant)

Date: March 14, 2006	By:	/s/ WILLIAM J. KRYSIAK
	Name:	William J. Krysiak
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 13, 2006, announcing 2006 and 2007 equity hedging positions for Western Gas Resources, Inc.